        Exhibit 10
MASCO CORPORATION
2024 LONG TERM STOCK INCENTIVE PLAN

SECTION 1.  Purposes.

The purposes of the 2024 Long Term Stock Incentive Plan (the “Plan”) are to encourage selected employees of and consultants to Masco Corporation (the “Company”) and its Affiliates to acquire a proprietary interest in the Company in order to create an increased incentive to contribute to the Company’s future success and prosperity, and enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth and profitability of the Company depend, thus enhancing the value of the Company for the benefit of its stockholders.
SECTION 2.  Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean any entity in which the Company’s direct or indirect equity interest is at least twenty percent, and any other entity in which the Company has a significant direct or indirect equity interest, whether more or less than twenty percent, as determined by the Committee.
(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, or Dividend Equivalent granted under the Plan.
(c) “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award granted under the Plan which may, but need not, be executed by the Participant.
(d) “Board” shall mean the Board of Directors of the Company.
(e) “Change in Control” shall mean:
(i) at any time during a period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company’s Board, and any new directors (other than Excluded Directors, as hereinafter defined), whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. For Participants holding Restricted Stock Units, with respect to their Restricted Stock Units, the reference to twenty-four consecutive calendar months in this subsection (i) shall be twelve consecutive calendar months. For purposes hereof, “Excluded Directors” are directors whose (A) election by the Board or approval by the Board for stockholder election occurred within one year after any person or “group of persons,” as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, commences a tender offer for, or becomes the beneficial

        Exhibit 10
owner of, voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing 25 percent or more of such combined voting power or (B) initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or person other than the Board;
(ii) any person is (or becomes, during any twelve month period) the beneficial owner, directly or indirectly, of voting securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than (A) any employee plan established by the Company or any subsidiary, (B) the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company; provided that the provisions of this subsection (ii) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (iii) below. For Participants holding Restricted Stock Units, with respect to their Restricted Stock Units, the reference to 25 percent in this subsection (ii) shall be 50 percent;
(iii) the consummation of a merger, amalgamation or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction pursuant to applicable stock exchange requirements in which the shareholders of the Company immediately prior to the consummation of such transaction do not continue to beneficially own immediately following such consummation 50 percent or more of the total voting power of the Company’s stock (or, if the Company is not the surviving entity of such merger or consolidation, 50 percent or more of the total voting power of the stock of such surviving entity or parent entity thereof); or
(iv) the sale or disposition by the Company of all or substantially all of the Company’s consolidated assets in which any Person acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person) consolidated assets from the Company that have a total gross fair market value equal to more than 50 percent of the total gross fair market value of all of the consolidated assets of the Company immediately prior to such acquisition or acquisitions.
Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such

        Exhibit 10
transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any person that is considered to effectively control the Company. In no event will a Change in Control be deemed to have occurred if any Participant is part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in Control. Notwithstanding the foregoing or any provision of any Award Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the Code), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A of the Code), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A of the Code.
(f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
(g) “Committee” shall mean a committee of the Company’s directors designated by the Board to administer the Plan.
(h) “Dividend Equivalent” shall mean any right granted under Section 6(f) of the Plan.
(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
(j) “Incentive Stock Option” shall mean an option representing the right to purchase Shares granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.
(k) “Non-Qualified Stock Option” shall mean an option representing the right to purchase Shares granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(l) “NYSE” shall mean the New York Stock Exchange.
(m) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(n) “Participant” shall mean a current employee of or consultant to the Company or any Affiliate or a director of the Company designated to be granted an Award under the Plan or, for the purpose of granting Substitute Awards, a holder of options or other equity based awards relating to the shares of a company acquired by the Company or with which the Company combines.
(o) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

        Exhibit 10
(p)“Prior Plans” shall mean the Company’s 1991, 2005 Long Term Stock and 2014 Long Term Stock Incentive Plans.
(q) “Restricted Period” shall mean the period of time during which Awards of Restricted Stock or Restricted Stock Units are subject to restrictions.
(r) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(s) “Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.
(t) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.
(u) “Section 16” shall mean Section 16 of the Exchange Act.
(v) “Shares” shall mean the Company’s common stock, par value $1.00 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(c) of the Plan.
(w) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
(x) “Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company or other business acquired by the Company or with which the Company combines.
SECTION 3.  Administration.

The Committee shall administer the Plan, and subject to the terms of the Plan and applicable law, the Committee’s authority shall include without limitation the power to:
(i) designate Participants;
(ii) determine the types of Awards to be granted;
(iii) determine the number of Shares to be covered by Awards and any payments, rights or other matters to be calculated in connection therewith;
(iv) determine the terms and conditions of Awards and amend the terms and conditions of outstanding Awards;
(v) determine how, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;
(vi) determine how, whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) determine the methods or procedures for establishing the fair market value of any property (including, without limitation, any Shares or other securities) transferred, exchanged, given or received with respect to the Plan or any Award;

        Exhibit 10
(viii) prescribe and amend the forms of Award Agreements and other instruments required under or advisable with respect to the Plan;
(ix) designate Options granted to key employees of the Company or its subsidiaries as Incentive Stock Options;
(x) interpret and administer the Plan, Award Agreements, Awards and any contract, document, instrument or agreement relating thereto;
(xi) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan;
(xii) decide all questions and settle all controversies and disputes which may arise in connection with the Plan, Award Agreements and Awards;
(xiii) (A) delegate to a committee (which may consist of solely one director of the Company) the authority to designate Participants and grant Awards, and to amend Awards granted to Participants and (B) subject to requirements of the NYSE applicable to the Company and Delaware corporate law, delegate to one or more officers or managers of the Company, or a committee of such officers and managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant, cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards held by Participants; provided, however, in each case, for clauses (A) and (B), only with respect to Participants who are not officers or directors of the Company for purposes of Section 16; and
(xiv) make any other determination and take any other action that the Committee deems necessary or desirable for the interpretation, application and administration of the Plan, Award Agreements and Awards.
All designations, determinations, interpretations and other decisions under or with respect to the Plan, Award Agreements or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, Affiliates, Participants, beneficiaries of Awards and stockholders of the Company.
SECTION 4.  Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(c): the maximum number of Shares available for issuance in respect of Awards made under the Plan shall be 7,450,000 Shares, all of which shall be rolled over from the remaining share pool of the 2014 Long Term Stock Incentive Plan; provided, however, that if for any reason any Award under the Plan or under any Prior Plan (other than a Substitute Award) is forfeited, canceled, or expired, or, only with respect to an Award of Restricted Shares or Restricted Stock Units, is withheld by the Company upon its vesting for the payment of taxes on a Participant’s behalf, the number of Shares available for issuance in respect of Awards under the Plan shall be increased by the number of Shares so forfeited, canceled, expired or withheld. Notwithstanding anything to the contrary contained herein, the following shall not increase the number of Shares available for issuance in respect of Awards under the

        Exhibit 10
Plan: (i) Shares delivered in payment of an Option, (ii) Shares withheld by the Company from Options and SARs upon its exercise for the payment of taxes on a Participant’s behalf and (iii) Shares that are repurchased by the Company with Option proceeds. In addition, Shares covered by an Option or SAR, to the extent that it is exercised and settled in Shares, and regardless of whether or not Shares are actually issued to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan. Subject to the foregoing, Shares may be made available from the authorized but unissued Shares of the Company or from Shares reacquired by the Company.
(b) Individual Stock-Based Awards.
(i) The maximum number of Shares available for issuance as Incentive Stock Options is 7,450,000 Shares.
(ii) Notwithstanding any other provision in the Plan to the contrary (but subject to adjustment as provided in Section 4(c)), the maximum aggregate number of Shares associated with any Award granted under the Plan during the annual director compensation period (with each such period commencing on the date of the Company’s Annual Meeting of stockholders and ending on the day prior to the subsequent Annual Meeting), to any one non-employee director of the Board shall be, together with any cash payments provided to such non-employee director, that number of Shares having a fair market value of $750,000.
(c) Adjustments. Upon the occurrence of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or extraordinary transaction or event which affects the Shares, then the Committee shall make such adjustment, if any, in such manner as it deems appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, in (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards both to any individual and to all Participants, (ii) outstanding Awards, including, without limitation, the number and type of Shares (or other securities or property) subject thereto, (iii) the grant, purchase or exercise price with respect to outstanding Awards and, if deemed appropriate, make provision for cash payments to the holders of outstanding Awards, and (iv) the terms and conditions of any outstanding Awards, including the performance goals of any Performance Awards; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(d) Substitute Awards. Shares underlying Substitute Awards shall not reduce the number of shares remaining available for issuance under the Plan for any purpose.

        Exhibit 10

SECTION 5.  Eligibility.

Any current employee of or consultant to the Company or any Affiliate or any director of the Company is eligible to be designated a Participant.
SECTION 6.  Awards.

(a) Options. (i) Grant. The Committee is authorized to grant Options to Participants with such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The Award Agreement shall specify:
(A) the purchase price per Share under each Option; provided, however, that such price shall be not less than 100% of the fair market value of the Shares underlying such Option on the date of grant (except in the case of Substitute Awards);
(B) the term of each Option (not to exceed ten years); and
(C) the time or times at which an Option may be exercised, in whole or in part, the method or methods by which and the form or forms (including, without limitation, cash, Shares, other Awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.
(ii) Other Terms. Notwithstanding the following terms, the Committee may impose other terms that may be more or less favorable to the Company as it deems fit. Unless the Committee shall impose such other terms, the following conditions shall apply:
(A)  Exercise. A Participant electing to exercise an Option shall give written notice to the Company, as may be specified by the Committee, of exercise of the Option and the number of Shares elected for exercise, such notice to be accompanied by such instruments or documents as may be required by the Committee, and shall tender the purchase price of the Shares elected for exercise. To the extent an Option is not previously exercised as to all of the Shares subject thereto immediately prior to its expiration, if the fair market value of one Share is greater than the exercise price then in effect, then the Option shall be deemed automatically exercised at such time.
(B)  Payment. At the time of exercise of an Option, payment in full, or adequate provision therefore, in cash or in Shares or any combination thereof, at the option of the Participant, shall be made for all Shares then being purchased.
(C)  Issuance. The Company shall not be obligated to issue any Shares unless and until:
(1) if the class of Shares at the time is listed upon any stock exchange, the Shares to be issued have been listed, or authorized to

        Exhibit 10
be added to the list upon official notice of issuance, upon such exchange, and
(2) in the opinion of the Company’s counsel there has been compliance with applicable law in connection with the issuance and delivery of Shares and such issuance shall have been approved by the Company’s counsel.

Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as the Company’s counsel may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Participant agree that any sale of the Shares will be made only in such manner as shall be in accordance with law and that the Participant will notify the Company of any intent to make any disposition of the Shares whether by sale, gift or otherwise. The Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a stockholder only as and when Shares have been actually issued to the Participant pursuant to the Plan.
(D)  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Notwithstanding any designation as an Incentive Stock Option, to the extent that the aggregate fair market value of the Shares subject to a Participant’s Incentive Stock Options that become exercisable for the first time during any calendar year exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. For purposes of the foregoing, Incentive Stock Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the date of the grant of such Option.
(b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the fair market value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the fair market value on the date of grant. To the extent a Stock Appreciation Right is not previously exercised as to all of the Shares subject thereto, and if the fair market value of one Share is greater than the exercise price then in effect, then the Stock Appreciation Right shall be deemed automatically exercised immediately before its expiration.
Subject to the terms of the Plan, the Committee shall determine the grant price, which shall not be less than 100% of the fair market value of the Shares underlying the Stock Appreciation Right on the date of grant, term (not to exceed ten years), methods of exercise and settlement and any other terms and conditions of any Stock Appreciation Right and may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

        Exhibit 10
(c) Restricted Stock and Restricted Stock Units.
(i) Issuance. The Committee is authorized to grant to Participants Awards of Restricted Stock, which shall consist of Shares, and Restricted Stock Units which shall give the Participant the right to receive cash, Shares, other securities, other Awards or other property, in each case subject to the termination of the Restricted Period determined by the Committee. Notwithstanding the following terms, the Committee may impose other terms that may be more or less favorable to the Company as it deems fit. In the absence of any such differing provisions, Awards of Restricted Stock and Restricted Stock Units shall have the provisions described below.
(ii)  Restrictions. The Restricted Period may differ among Participants and may have different expiration dates with respect to portions of Shares covered by the same Award. Subject to the terms of the Plan, Awards of Restricted Stock and Restricted Stock Units shall have such restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise (including the achievement of performance measures as determined by the Committee), as the Committee may deem appropriate. Any Shares or other securities distributed with respect to Restricted Stock or which a Participant is otherwise entitled to receive by reason of such Shares shall be subject to the restrictions contained in the applicable Award Agreement. Subject to the aforementioned restrictions and the provisions of the Plan, a Participant shall have all of the rights of a stockholder with respect to Restricted Stock.
(iii)  Registration. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of stock certificates.
(d) Performance Awards.
(i) The Committee is hereby authorized to grant Performance Awards to Participants.
(ii) Subject to the terms of the Plan, a Performance Award granted under the Plan (A) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock or Restricted Stock Units), other securities or other Awards, and (B) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. Unless the Committee determines otherwise, the performance period relating to any Performance Award shall be at least one calendar year commencing January 1 and ending December 31 (except in circumstances in connection with a Change in Control, in which event the performance period may be shorter than one year).

        Exhibit 10
(e) Minimum Vesting Requirements. Notwithstanding anything to the contrary herein, and subject to Section 7(f), no portion of any Award shall vest in less than one year following the date of grant. For the avoidance of doubt, such minimum vesting requirements shall not apply in the event of (i) the Participant’s death or disability, (ii) a Change in Control (subject to the requirements of Section 7(f)) and (iii) the Committee granting Awards that are not subject to such minimum vesting requirements with respect to 5 percent or less of the Shares available for issuance under the Plan (as set forth in Section 4(a)), as may be adjusted pursuant to Section 4(c).
(f) Dividends and Dividend Equivalents. The Committee is authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. The Committee, in its sole discretion, may provide that such Award shall convey the right to receive dividends or Dividend Equivalents subject to such Award with respect to any payments equivalent to dividends or interest declared during the period that such Award is outstanding, in which case, such dividends or Dividend Equivalent rights shall accumulate and shall be paid in cash or Shares on the settlement or vesting date of the Award, subject to the Participant’s earning of the Shares with respect to which such payments equivalent to dividends or interest are paid upon achievement or satisfaction of applicable conditions specified by the Committee. Subject to the terms of the Plan, such dividends or Dividend Equivalents may have such terms and conditions as the Committee shall determine, but shall not be awarded on unearned or unvested Awards. For the avoidance of doubt, dividends and Dividend Equivalents may not be paid until the vesting or settlement of an Award.
(g) Termination of Employment; Death. As determined by the Committee,
(i) Awards granted to, or otherwise held by, employees may be exercised, settled, vested, paid or terminated, expired and be forfeited upon death or termination of employment, which shall include a change in status from employee to consultant and termination by reason of the fact that an entity is no longer an Affiliate,
(ii) a Participant’s employment shall not be considered to be terminated (A) in the case of approved sick leave or other approved leave of absence (not to exceed one year or such other period as the Committee may determine), or (B) in the case of a transfer among the Company and its Affiliates.
(h) Termination of Awards. Notwithstanding any of the provisions of this Plan or instruments evidencing Awards granted hereunder, other than the provisions of Section 7(f), the Committee may terminate any Award (including the unexercised portion of any Option and any Award of Restricted Stock or Restricted Stock Units which remains subject to restrictions) concurrently with or at any time following termination of employment regardless of the reason for such termination of employment if the Committee shall determine that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate.

        Exhibit 10
SECTION 7.  General.
(a) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
(b) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other Plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under another Plan of the Company or an Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.
(d) Limits on Transfer of Awards. Awards cannot be transferred, except the Committee is hereby authorized to permit the transfer of Awards under the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(i) No Award or right under any Award may be sold, encumbered, pledged, alienated, attached, assigned or transferred in any manner and any attempt to do any of the foregoing shall be void and unenforceable against the Company.
(ii) Notwithstanding the provisions of Section 7(d)(i) above:
(A) An Award may be transferred:
(1) to a beneficiary designated by the Participant in writing on a form approved by the Committee;
(2) by will or the applicable laws of descent and distribution to the personal representative, executor or administrator of the Participant’s estate; or
(3) to a former spouse as required by a domestic relations order incident to a divorce.
(iii) The Committee, the Company and its officers, agents and employees may rely upon any beneficiary designation, assignment or other instrument of transfer, copies of trust agreements and any other documents delivered to them by or on behalf of the Participant which they believe genuine and any action

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taken by them in reliance thereon shall be conclusive and binding upon the Participant, any trustee, the personal representatives of the Participant’s estate and all persons asserting a claim based on an Award. The delivery by a Participant of a beneficiary designation, or an assignment of rights under an Award as permitted hereunder, shall constitute the Participant’s irrevocable undertaking to hold the Committee, the Company and its officers, agents and employees harmless against claims, including any cost or expense incurred in defending against claims, of any person (including the Participant) which may be asserted or alleged to be based on an Award subject to a beneficiary designation or an assignment. In addition, the Company may decline to deliver Shares to a beneficiary, heir or trustee until it receives indemnity against claims of third parties satisfactory to the Company.
(e) Share Certificates. All certificates for, or other indicia of, Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(f) Change in Control.
In addition to the Committee’s authority set forth in Section 4(c), the Committee, as constituted before a Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (A) provide for the purchase of any such Award, upon the Participant’s request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable; (B) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; (C) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change in Control; and (D) if the Committee fails to substitute successor awards as provided in the foregoing clauses (A), (B) or (C) which are equal to the then-current value of fully vested shares subject to any Award which have not then become fully vested and the shares of the acquiring or surviving corporation are marketable securities tradable on any national securities exchange, within 24 months following the date of Change in Control, that any such person shall have been terminated involuntarily by the Company for a reason other than gross negligence or deliberate misconduct which demonstrably harms the Company, or that any such person shall have resigned for Good Reason as such term has been previously defined, and rules for its application established by the Committee, accelerate the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or Stock Appreciation Right, accelerate the right to exercise such Award during a specified period (and the

        Exhibit 10
termination of such Option or Stock Appreciation Right without payment of any consideration therefor to the extent such Award is not timely exercised).
(g) Cash Settlement. Notwithstanding any provision of this Plan or of any Award Agreement to the contrary, any Award outstanding hereunder may at any time be cancelled in the Committee’s sole discretion upon payment of the value of such Award to the holder thereof in cash or in another Award hereunder, such value to be determined by the Committee in its sole discretion.
(h) Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) and in connection with the granting of a Substitute Award, the Committee may not, without shareholder approval, seek to cancel and replace any previously granted “underwater” Option, Stock Appreciation Right or similar Award with an Option and Stock Appreciation Right, or similar Award, as applicable, having a lower exercise price by: (i) amending or modifying the terms of the Option, Stock Appreciation Right or similar Award to lower the exercise price; (ii) cancelling the underwater Option, Stock Appreciation Right or similar Award and granting either (A) replacement Options, Stock Appreciation Rights or similar Awards having a lower exercise price or (B)  Restricted Shares, Restricted Stock Units, Performance Awards or other Share-based Awards in exchange; or (iii) cancelling or repurchasing the underwater Options, Stock Appreciation Rights or similar Awards for cash or other securities. An Option, Stock Appreciation Right or similar Award will be deemed to be “underwater” at any time when the fair market value of the Shares covered by such Award is less than the exercise price of the Award.
(i) Clawback Upon Restatement.
(A) The Committee may specify in an Award Agreement that in the event of certain specified events, which may include a termination of service with or without cause (and in the case of any cause that is resulting from an indictment or other non-final determination, the Committee may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be waived, forfeited or surrendered as provided in such Award Agreement or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates or the Company having a restatement of its financial statements, other than as a result of changes to accounting rules and regulations, the Committee shall have the discretion at any time (notwithstanding any expiration of this Plan or of the rights or obligations otherwise arising hereunder) to require any Participant to return all cash or Shares which he may have acquired (or which he is deemed to have acquired) as a result of any Performance Award payment or as a result of the sale of Shares which may have vested under any Award, and to waive, forfeit and surrender to the Company the right to any unrealized Performance Award payments and to

        Exhibit 10
all unsold vested Shares and all unvested Shares made under any Award (whether or not such Participant may then be an employee, consultant or director of the Company or any of its affiliates, and whether or not such Participant’s or any other person’s misconduct may have caused such restatement). The Committee retains discretion regarding the application of these provisions.
(B) The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, return all cash or Shares which he may have acquired (or which he is deemed to have acquired) as a result of any Performance Award payment or as a result of the sale of Shares which may have vested under any Award, and to waive, forfeit and surrender to the Company the right to any unrealized Performance Award payments and to all unsold vested Shares and all unvested Shares made under any Award (whether or not such Participant may then be an employee, consultant or director of the Company or any affiliates, and whether or not such Participant’s or any other person’s misconduct may have caused such restatement).

 SECTION 8.  Amendment and Termination.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:
(a) Amendments to the Plan. The Board may amend the Plan and the Board or the Committee may amend any outstanding Award; provided, however, that: (I) no Plan amendment shall be effective until approved by stockholders of the Company (i) if any stockholder approval thereof is required in order for the Plan to continue to satisfy the conditions of the applicable rules and regulations that the Committee has determined to be necessary to comply with, and (ii) if such Plan amendment would materially (A) increase the number of Shares available under the Plan or issuable to a Participant (other than a change in the number of Shares made in connection with an event described in Section 4(c) hereof), (B) change the types of Awards that may be granted under the Plan, (C) expand the class of persons eligible to receive Awards under the Plan, or (D) directly or indirectly (including through an exchange of underwater options or SARs for cash or other Awards) reduce the price at which an Option or Stock Appreciation Right is exercisable (other than in connection with an event described in Section 4(c) hereof or the granting of a Substitute Award), and (II) without the consent of affected Participants, no amendment of the Plan or (other

        Exhibit 10
than as permitted or required herein) of any Award may impair the rights of Participants under outstanding Awards.
(b)  Waivers. The Committee may waive any conditions to the Company’s obligations or rights of the Company under any Award theretofore granted, prospectively or retroactively, without the consent of any Participant.
(c) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.
SECTION 9.  Correction of Defects, Omissions, and Inconsistencies.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to effectuate the Plan.
SECTION 10.  General Provisions.
(a) No Rights to Awards. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards of the same type and the determination of the Committee to grant a waiver or modification of any Award and the terms and conditions thereof need not be the same with respect to each Participant.
(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards or other property) of withholding taxes due in respect of an Award, its exercise or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.
(c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(d) No Right to Employment or Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability, or any claim

        Exhibit 10
under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties.
(e) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.
(f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
(g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.
(i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
SECTION  11.  Term.

The Plan shall be effective as of the date of its approval by the Company’s stockholders and no Awards shall be made under the Plan after May 10, 2034.